Investment Strategy - AUER GROWTH FUND	Mar. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets and bulletin boards that SBAuer Funds, LLC, the Fund’s adviser (the “Adviser”), believes present the most favorable potential for capital appreciation. In selecting stocks for the Fund’s portfolio, the Adviser reviews public companies’ financial statements to determine those companies that report substantial sales and earnings growth over the prior twelve months, plus a relatively low price to earnings ratio. After identifying these stocks, the Adviser focuses its review on secondary criteria including, but not limited to, earnings per share growth, earnings outlook, competitive position, and the balance sheet of each individual company. The Adviser typically purchases common stocks of companies that have a relatively low price to earnings ratio, as determined by the Adviser.

On an ongoing, daily basis, the Adviser monitors any new publicly available financial statements of the Fund’s portfolio companies and upgrades the portfolio by moving assets into those stocks deemed by the Adviser to have the highest potential for growth at the time of analysis. This upgrading process is designed to invest the Fund’s assets in stocks that demonstrate superior growth characteristics relative to their peers, as determined by the Adviser using its proprietary screening process.

In addition to common stocks, the Fund may invest in other equity securities, including equity real estate investment trusts (REITs), publicly-traded master limited partnerships and royalty trusts. The Fund may invest directly in foreign equity securities traded on U.S. exchanges, markets, and bulletin boards, or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) traded on U.S. stock exchanges.

The Adviser uses a multi-cap strategy that can invest in issuers of any market capitalization. This multi-cap strategy, coupled with the Fund’s focus on growth opportunities, means that the Fund will at times be heavily weighted towards small- and micro-cap companies. Small-cap companies typically have market capitalizations of less than $2 billion, while micro-cap companies typically have market capitalizations of less than $750 million.

The Fund’s composition is determined by the Adviser’s proprietary quantitative screening process, which seeks the most attractive growth opportunities regardless of market sector. This may cause the Fund to be overweighted in certain market sectors in comparison to the Fund’s benchmark, the S&P 500 Index, and other more broadly diversified mutual funds. The sectors in which the Fund may be overweighted are expected to vary at different points in the economic cycle. The Fund will invest in securities that meet the Fund’s investment criteria without regard to whether they are considered to be growth or value stocks.

Although the Fund aims to be fully invested, a portion of the Fund’s portfolio may be allocated to cash, money market funds or short-term debt instruments. By keeping some cash or cash equivalents, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may have difficulty meeting its investment objective if holding a significant cash position.

The Adviser engages in active trading of the Fund’s portfolio securities due to its investment strategy and, as a result, the Fund experiences a high portfolio turnover rate.